UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): May 5, 2014

BRAZIL GOLD CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-33714	98-0430746
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

242 West Main Street	37075
Hendersonville, Tennessee	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: (888) 613-7164

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Brazil Gold Corp.

May 5, 2014

Item 7.01.	Regulation FD Disclosure.

The information contained in the Shareholder Letter, dated May 5, 2014, issued by Conexus Cattle, a subsidiary of Brazil Gold Corp., and the Introductory Presentation of Conexus Cattle, providing details about our new beef cattle production initiative, a copy of each of which is attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, is incorporated herein by reference. The information in this current report (including the exhibits) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Shareholder Letter of Conexus Cattle, a subsidiary of Brazil Gold Corp., issued on May 5, 2014.

99.2	Introductory Presentation of Conexus Cattle.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAZIL GOLD CORP.

Date: May 5, 2014	By:	/s/ Gerard Daignault
Gerard Daignault
Chief Financial Officer